UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-05848

The Gabelli Value Fund Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Value Fund Inc.

Third Quarter Report — September 30, 2012

Morningstar® rated The Gabelli Value Fund Inc. Class AAA Shares 4 stars overall, 5 stars for the three year period, 3 stars for the five year period, and 4 stars for the ten year period ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. increased 8.0% compared with increases of 6.4% and 5.0% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (9/29/89)
Class A (GABVX)	8.03%	28.29%	1.68%	9.35%	10.52%
With sales charge (b)	1.82	20.91	0.48	8.70	10.23
S&P 500 Index	6.35	30.20	1.05	8.01	8.66
Dow Jones Industrial Average	5.01	26.42	2.14	8.59	9.92
Nasdaq Composite Index	6.54	30.71	3.95	11.19	8.54
Class AAA (GVCAX)	8.04	28.25	1.69	9.35	10.52
Class B (GVCBX)	7.81	27.30	0.89	8.51	10.06
With contingent deferred sales charge (c)	2.81	22.30	0.50	8.51	10.06
Class C (GVCCX)	7.86	27.32	0.93	8.54	10.08
With contingent deferred sales charge (d)	6.86	26.32	0.93	8.54	10.08
Class I (GVCIX)	8.09	28.74	1.94	9.49	10.58

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class B Shares and Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

The Gabelli Value Fund Inc.

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.7%
	Aerospace — 2.7%
122,000	Exelis Inc.	$1,261,480
930,000	Rolls-Royce Holdings plc	12,659,910
6,000	The Boeing Co.	417,720

		14,339,110

	Agriculture — 0.0%
500	The Mosaic Co.	28,805

	Automotive — 0.7%
54,000	Fiat Industrial SpA	527,732
174,000	Ford Motor Co.	1,715,640
70,000	Navistar International Corp.†	1,476,300

		3,719,672

	Automotive: Parts and Accessories — 2.1%
8,000	BorgWarner Inc.†	552,880
38,000	China Yuchai International Ltd.	484,500
151,000	Genuine Parts Co.	9,215,530
25,000	Tenneco Inc.†	700,000

		10,952,910

	Aviation: Parts and Services — 0.8%
111,477	BBA Aviation plc	355,527
29,000	Curtiss-Wright Corp.	948,300
296,000	GenCorp Inc.†	2,809,040

		4,112,867

	Broadcasting — 6.0%
592,000	CBS Corp., Cl. A, Voting	21,554,720
95,001	Liberty Media Corp. - Liberty Capital, Cl. A†	9,896,254

		31,450,974

	Business Services — 2.1%
45,000	Ascent Capital Group Inc., Cl. A†	2,430,450
10,000	Broadridge Financial Solutions Inc.	233,300
65,000	Clear Channel Outdoor Holdings Inc., Cl. A	388,700
3,200	Equinix Inc.†	659,360
49,250	Fidelity National Information Services Inc.	1,537,585
51,000	Intermec Inc.†.	316,710
102,200	Internap Network Services Corp.†	720,510
27,000	Macquarie Infrastructure Co. LLC	1,119,960
5,100	MasterCard Inc., Cl. A	2,302,548
45,000	The Brink’s Co.	1,156,050

		10,865,173

	Cable and Satellite — 13.1%
130,000	Adelphia Communications Corp., Cl. A†(a)	0
130,000	Adelphia Communications Corp., Escrow†(a)	0
130,000	Adelphia Recovery Trust†(a)	637
225,000	AMC Networks Inc., Cl. A†	9,792,000
757,000	Cablevision Systems Corp., Cl. A	11,998,450
130,000	Comcast Corp., Cl. A, Special	4,524,000
254,000	DIRECTV†	13,324,840

Shares		Market Value
175,000	DISH Network Corp., Cl. A	$5,356,750
92,000	EchoStar Corp., Cl. A†	2,636,720
140,000	Liberty Global Inc., Cl. A†	8,505,000
170,000	Rogers Communications Inc., Cl. B	6,868,000
90,000	Scripps Networks Interactive Inc., Cl. A	5,510,700

		68,517,097

	Communications Equipment — 0.4%
45,000	Corning Inc.	591,750
22,000	Loral Space & Communications Inc.	1,564,200

		2,155,950

	Computer Software and Services — 0.7%
60,000	EarthLink Inc.	427,200
32,000	eBay Inc.†	1,549,120
44,000	RealD Inc.†	393,360
75,000	Yahoo! Inc.†	1,198,125

		3,567,805

	Consumer Products — 5.7%
9,000	Avon Products Inc.	143,550
11,000	Blyth Inc.	285,890
56,000	Energizer Holdings Inc.	4,178,160
566	Givaudan SA	537,113
200	National Presto Industries Inc.	14,576
610,000	Swedish Match AB	24,664,475
1,000	The Estee Lauder Companies Inc., Cl. A	61,570

		29,885,334

	Consumer Services — 1.9%
5,000	Coinstar Inc.†	224,900
230,000	Liberty Interactive Corp., Cl. A†	4,255,000
14,250	Liberty Ventures, Cl. A†	707,370
202,000	Rollins Inc.	4,724,780

		9,912,050

	Diversified Industrial — 6.1%
41,000	Ampco-Pittsburgh Corp.	756,450
8,000	Cooper Industries plc	600,480
128,000	Crane Co.	5,111,040
68,000	Fortune Brands Home & Security Inc.†	1,836,680
68,000	Griffon Corp.	700,400
233,000	Honeywell International Inc.	13,921,750
62,000	ITT Corp.	1,249,300
90,900	Katy Industries Inc.†	43,632
6,000	Precision Castparts Corp.	980,040
65,000	Smiths Group plc	1,088,459
98,000	Tyco International Ltd.	5,513,480
1,500	Waters Corp.†	124,995

		31,926,706

	Electronics — 1.0%
40,000	LSI Corp.†	276,400

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
173,000	Texas Instruments Inc.	$4,766,150

		5,042,550

	Energy and Utilities — 4.2%
3,000	Chevron Corp.	349,680
75,000	ConocoPhillips	4,288,500
26,000	CONSOL Energy Inc.	781,300
200,000	GenOn Energy Inc., Escrow†(a)	0
240,000	National Fuel Gas Co.	12,969,600
7,300	Occidental Petroleum Corp.	628,238
35,500	Phillips 66	1,646,135
23,000	Southwest Gas Corp.	1,016,600
30,000	Weatherford International Ltd.†	380,400

		22,060,453

	Entertainment — 14.3%
8,570	Chestnut Hill Ventures†(a)	558,462
46,000	Discovery Communications Inc., Cl. A†	2,742,980
92,000	Discovery Communications Inc., Cl. C†	5,155,680
56,000	Dover Motorsports Inc.†	77,840
240,000	Grupo Televisa SAB, ADR	5,642,400
284,000	The Madison Square Garden Co., Cl. A†	11,436,680
130,000	Time Warner Inc.	5,892,900
727,000	Viacom Inc., Cl. A	39,548,800
196,334	Vivendi SA	3,828,637

		74,884,379

	Environmental Services — 1.7%
13,000	Progressive Waste Solutions Ltd.	267,410
276,000	Republic Services Inc.	7,592,760
30,000	Waste Management Inc.	962,400

		8,822,570

	Equipment and Supplies — 2.9%
140,000	CIRCOR International Inc.	5,285,000
44,000	Flowserve Corp.	5,620,560
51,000	Gerber Scientific Inc., Escrow†(a)	510
65,000	GrafTech International Ltd.†	584,350
22,000	Sealed Air Corp.	340,120
90,000	Watts Water Technologies Inc., Cl. A	3,404,700

		15,235,240

	Financial Services — 5.3%
228,000	American Express Co.	12,964,080
2,500	FleetCor Technologies Inc.†	112,000
105,000	H&R Block Inc.	1,819,650
7,000	Interactive Brokers Group Inc., Cl. A	98,140
27,000	JPMorgan Chase & Co.	1,092,960
51,000	Kinnevik Investment AB, Cl. B	1,059,006
54,000	Legg Mason Inc.	1,332,720
18,000	Loews Corp.	742,680
13,000	Morgan Stanley	217,620

Shares		Market Value
14,000	PNC Financial Services Group Inc.	$883,400
50,000	SLM Corp.	786,000
15,000	State Street Corp.	629,400
20,000	Steel Excel Inc.†	505,000
102,000	The Bank of New York Mellon Corp.	2,307,240
4,000	The Goldman Sachs Group Inc.	454,720
84,000	Wells Fargo & Co.	2,900,520

		27,905,136

	Food and Beverage — 8.4%
78,000	Beam Inc.	4,488,120
54,000	Davide Campari - Milano SpA	424,683
241,000	DE Master Blenders 1753 NV†	2,903,409
153,000	Diageo plc, ADR	17,247,690
55,000	Dr Pepper Snapple Group Inc.	2,449,150
73,000	Fomento Economico Mexicano SAB de CV, ADR	6,714,540
60,000	Hillshire Brands Co.	1,606,800
22,000	Kerry Group plc, Cl. A	1,116,284
10,000	Kikkoman Corp.	136,725
70,000	Kraft Foods Inc., Cl. A	2,894,500
4,000	Nestlé SA	252,206
12,000	Pernod-Ricard SA	1,346,372
11,000	Ralcorp Holdings Inc.†	803,000
14,000	Remy Cointreau SA	1,610,167

		43,993,646

	Health Care — 0.6%
4,000	Chemed Corp.	277,160
28,000	Covidien plc	1,663,760
18,600	Mead Johnson Nutrition Co.	1,363,008

		3,303,928

	Hotels and Gaming — 1.8%
13,000	Accor SA	433,595
31,000	Dover Downs Gaming & Entertainment Inc.	77,190
118,000	Gaylord Entertainment Co.†	4,664,540
30,000	International Game Technology	392,700
335,000	Ladbrokes plc	934,778
50,000	Las Vegas Sands Corp.	2,318,500
34,900	MGM Resorts International†	375,175

		9,196,478

	Machinery — 2.3%
74,000	CNH Global NV†	2,868,980
57,500	Deere & Co.	4,743,175
125,000	Xylem Inc.	3,143,750
36,000	Zebra Technologies Corp., Cl. A†	1,351,440

		12,107,345

	Metals and Mining — 6.2%
172,000	Barrick Gold Corp.	7,182,720
20,000	Cameco Corp.	389,000
29,000	Freeport-McMoRan Copper & Gold Inc.	1,147,820
90,000	Kinross Gold Corp.	918,900

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
38,000	Materion Corp.	$904,400
390,000	Newmont Mining Corp.	21,843,900

		32,386,740

	Publishing — 1.9%
285,000	Media General Inc., Cl. A†	1,476,300
33,000	Meredith Corp.	1,155,000
282,000	News Corp., Cl. A	6,917,460
12,000	News Corp., Cl. B	297,600

		9,846,360

	Real Estate — 0.8%
132,000	Griffin Land & Nurseries Inc.	4,452,360

	Retail — 1.4%
10,000	Barnes & Noble Inc.†	127,800
40,000	CVS Caremark Corp.	1,936,800
57,000	HSN Inc.	2,795,850
50,000	Ingles Markets Inc., Cl. A	817,500
25,000	Safeway Inc.	402,250
25,000	The Home Depot Inc.	1,509,250

		7,589,450

	Specialty Chemicals — 0.6%
13,500	Airgas Inc.	1,111,050
115,000	Ferro Corp.†	394,450
14,000	FMC Corp.	775,320
14,000	International Flavors & Fragrances Inc.	834,120

		3,114,940

	Telecommunications — 2.9%
420,000	Cincinnati Bell Inc.†	2,394,000
460,000	Sprint Nextel Corp.†	2,539,200
409,000	Telephone & Data Systems Inc.	10,474,490

		15,407,690

	Wireless Communications — 1.1%
12,000	Millicom International Cellular SA, SDR	1,113,446

		Market
Shares		Value
34,000	NII Holdings Inc.†	$266,900
60,000	United States Cellular Corp.†	2,347,800
67,000	Vodafone Group plc, ADR	1,909,165

		5,637,311

	TOTAL COMMON STOCKS	522,421,029

	RIGHTS — 0.0%
	Consumer Services — 0.0%
3,833	Liberty Ventures, expire 10/09/12†	51,903

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.3%
$1,292,000	U.S. Treasury Bills, 0.100% to 0.145%††, 12/27/12 to 02/21/13	1,291,451

	TOTAL INVESTMENTS — 100.0% (Cost $275,864,455)	$523,764,383

	Aggregate tax cost	$283,524,435

	Gross unrealized appreciation	$257,693,875
	Gross unrealized depreciation	(17,453,927)

	Net unrealized appreciation/depreciation	$240,239,948

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $559,609 or 0.11% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$68,516,460	$637	$ 0	$ 68,517,097
Energy and Utilities	22,060,453	—	0	22,060,453
Entertainment	74,325,917	—	558,462	74,884,379
Equipment and Supplies	15,234,730	—	510	15,235,240
Other Industries (a)	341,723,860	—	—	341,723,860
Total Common Stocks	521,861,420	637	558,972	522,421,029
Rights:
Consumer Services	51,903	—	—	51,903
U.S. Government Obligations	—	1,291,451	—	1,291,451
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$521,913,323	$1,292,088	$558,972	$523,764,383

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Morningstar RatingTM is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)                                Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)                                   Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)     Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)                             Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)               Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)                      Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)            Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing.

The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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The Gabelli Value Fund Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus, Pace University

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Werner J. Roeder, MD Medical Director, Lawrence Hospital

Robert J. Morrissey Attorney-at-Law, Morrissey, Hawkins & Lynch

Officers

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

Legal Counsel

Willkie Farr & Gallagher LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q312QR

The

Gabelli

Value

Fund Inc.

Morningstar® rated The Gabelli Value Fund Inc. Class AAA Shares 4 stars overall, 5 stars for the three year period, 3 stars for the five year period, and 4 stars for the ten year period ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/12

* Print the name and title of each signing officer under his or her signature.